Exhibit 99.1


NEWS FROM:		              CONTACT:	John Garner
				                Chief Financial Officer
						Mikohn Gaming
						702-896-3890



MIKOHN GAMING CORPORATION (NASDAQ: MIKN)
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           MIKOHN GAMING REPORTS THIRD QUARTER 2003 RESULTS
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LAS VEGAS, NEVADA, NOVEMBER 5, 2003 - Mikohn Gaming Corporation
(Nasdaq:MIKN) today reported its financial results for the three and nine-month periods ended September 30, 2003.

For the three months ended September 30, 2003, the Company reported a net loss of $4.2 million, or $0.32 per share, as compared to a net loss of $30.2 million, or $2.35 per share, in the similar three-month period of 2002. The net loss for the 2002 quarter includes approximately $16.7 million of charges included in restructuring expense, severance expense, impairment losses and write-off of assets and $2.5 million of discontinued operations losses. Also included in the net loss for the 2002 quarterly period were charges of approximately $7.6 million included in cost of sales and Selling, General and Administrative expenses for inventory obsolescence and bad debt provisions. EBITDAR (earnings before interest, taxes, depreciation/amortization and slot rent expense) totaled $4.7 million for the 2003 quarterly period compared to EBITDAR of $(19.0) million for the similar 2002 period, Excluding the $7.6 million and $16.7 million of charges described above, EBITDAR totaled approximately $5.3 million for the 2002 period. The Company discloses EBITDAR as it believes it is a useful supplement to operating income under generally accepted accounting principles (GAAP) measurements; however, we acknowledge this information should not be construed as an alternative to operating income under GAAP. EBITDAR may not be comparable to similarly titled measures reported by other companies. We also disclose EBITDAR as it is a common metric utilized in the gaming industry and because EBITDA (exclusive of slot rent expense) is a metric used as a significant covenant in our line of credit facility.

Revenues for the quarter ended September 30, 2003 were approximately $20.6 million as compared to approximately $29.6 million in the prior year quarter. Revenues from gaming operations (slot and table games) amounted to $8.2 million during the quarter ended September 30, 2003 as compared to $11.2 million in the similar quarter of 2002.

During the quarter ended September 30, 2003, the Company averaged 1,881 branded slot machines in casinos which earned approximately $22.00 per day. Non-branded machines in casinos averaged 188 during the quarter, and earned approximately $19.60 per day. Leased games in casinos for which the Company does not provide hardware averaged 303 and earned approximately $14.00 per day. Also during the current quarter, the Company sold 100 software licenses of certain proprietary game content to MultiMedia Gaming (Nasdaq-MGAM) for approximately $0.2 million, net of royalties. The Company intends to continue its pursuit of revenue leasing arrangements whereby the Company would supply the software component to a third party which would use hardware not otherwise owned or leased by the Company. In addition, the Company maintained an average of 994 table games in casinos during the three months ended September 30, 2003. During the corresponding period of 2002, the Company averaged 1,068 table games in casinos. During the corresponding period of 2002, the Company maintained an average of 2,351 branded, 354 non-branded games and 131 licensed games in casinos, earning approximately $29.40, $23.50, and $4.50 per day respectively.




MIKOHN GAMING THIRD QUARTER 2003 RESULTS		   		PAGE TWO

Gaming products revenues (interior signage, electronics and systems) decreased to $12.4 million in the 2003 third quarter, versus $18.5 million in the corresponding period last year.

Revenues from systems sales posted the strongest improvement, increasing approximately 120% to $3.8 million as compared to $1.7 million during the third quarter of 2002. The Company presently monitors approximately 39,484 slot machines under its Casino Link product and 417 tables under its Table Link products.

For the nine months ended September 30, 2003, the net loss amounted to $11.7 million, or $0.90 per share, as compared to a net loss of $38.0 million in the similar nine-month period of 2002. The net loss for the 2002 nine-month period included approximately $16.7 million of charges included in restructuring expense, severance expense, impairment losses and write-off of assets and $2.9 million of discontinued operations losses. Also included in the net loss for the 2002 nine-month period were charges of approximately $8.2 million included in cost of sales and Selling, General and Administrative expenses for inventory obsolescence and bad debt provisions. EBITDAR totaled $14.4 million for the nine months ended September 30, 2003 compared to EBITDAR of $(9.3) million for the similar 2002 period. Excluding the $8.2 million and $16.7 million of charges described above, EBITDAR totaled approximately $15.6 million for the 2002 period.

Russ McMeekin, President and Chief Executive Officer commented; "Although our progress has been slower than expected, we are encouraged by the response of casino operators to our new slot model. During the quarter we received strategic approvals in Mississippi and the province of Ontario, and this week we received our first ever approval in the state of Arizona."

"Having completed our much needed deleveraging, we are now focused on execution," he concluded.

Mikohn further announces the appointment of Michael Dreitzer as Executive
Vice President, General Counsel.   Mr. Dreitzer had been serving as Acting
General Counsel since March 2003.


About Mikohn: Mikohn is a diversified supplier to the casino gaming industry worldwide, specializing in the development of innovative products with recurring revenue potential. The Company develops, manufactures and markets an expanding array of slot games, table games and advanced player tracking and accounting systems for slot machines and table games. The company is also a leader in exciting visual displays and progressive jackpot technology for casinos worldwide. There is a Mikohn product in virtually every casino in the world. For further information, visit the Company's website: http://www.mikohn.com.

                                   # # #


Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: Except for historical information, statements in this release regarding the business outlook for Mikohn Gaming Corporation (the Company) are forward looking and are subject to certain risks and uncertainties including the overall industry environment, customer acceptance of the Company's new products, delay in the introduction of new products, the further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of privileged operating licenses by governmental authorities, competitive pressures and general economic conditions as well as the Company's, debt service obligations and other factors indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.





                     MIKOHN GAMING CORPORATION
     CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)


(Amounts in thousands            Three Months Ended      Nine Months Ended
except per share amounts)          September, 30           September, 30
                                 ------------------      -------------------
                                   2003       2002          2003       2002
                                 --------  ---------     ---------  ---------
Revenues:
     Gaming operations           $  8,201   $ 11,165      $ 27,511   $ 33,300
     Product sales                 12,405     18,469        39,287     42,175
                                 --------   --------      --------   --------
          Total revenues           20,606     29,634        66,798     75,475
                                 --------   --------      --------   --------
Operating costs and expenses:
     Gaming operations              8,190     11,691        24,886     28,081
     Product sales                 10,599     21,174        33,026     43,973
     Corporate expense              2,229      3,858         8,528      9,790
     Restructuring expense              -      5,618             -      5,618
     Severance expense                  -      4,774           575      4,774
     Impairment loss and
      write-off of assets               -      6,261             -      6,261
                                 --------   --------      --------   --------
          Total operating
           costs and expenses      21,018     53,376        67,015     98,497
                                 --------   --------      --------   --------
Operating loss:
     Gaming operations                 11       (526)        2,625      5,219
     Product sales                  1,806     (2,705)        6,261     (1,798)
     Corporate expense             (2,229)    (3,858)       (8,528)    (9,790)
     Restructuring expense              -     (5,618)            -     (5,618)
     Severance expense                  -     (4,774)         (575)    (4,774)
     Impairment loss                    -     (6,261)            -     (6,261)
                                 --------   --------      --------   --------
          Total operating loss       (412)   (23,742)         (217)   (23,022)

Interest expense                   (3,838)    (3,977)      (11,576)   (11,788)
Other income                            9         36           124        150
                                 --------   --------      --------   --------
     Loss from continuing
      operations before
        income tax provision       (4,241)   (27,683)      (11,669)   (34,660)

Income tax provision                   (3)      (936)           (9)    (1,426)
                                 --------   --------      --------   --------
     Loss from continuing
      operations                  (4,244)    (28,619)      (11,678)   (36,086)

Loss from discontinued
 operations, net of taxes              -      (1,621)            -     (1,896)
                                 --------   --------      --------   --------
Net loss                         $ (4,244)  $(30,240)     $(11,678)  $(37,982)
                                 ========   ========      ========   ========

Weighted average common
 shares:
  Basic                            13,129     12,849        12,973     12,817
                                 ========   ========      ========   ========
  Diluted                          13,129     12,849        12,973     12,817
                                 ========   ========      ========   ========

Basic and diluted loss per
 share:
   Loss from continuing
    operations                   $  (0.32)  $  (2.22)     $  (0.90)  $  (2.81)
   Loss from discontinued
    operations                       0.00      (0.13)         0.00      (0.15)
                                 --------   --------      --------   --------
Net loss per share               $  (0.32)  $  (2.35)     $  (0.90)  $  (2.96)
                                 ========   ========      ========   ========





                             Mikohn Gaming Corporation
                           Supplemental Financial Data:
                              (Amounts in thousands)

                        Nine Months ended September 30, 2003

                              Slots      Tables     Products     Systems    Corporate     Total
                             -------     -------    --------     -------    ---------    -------

Revenues:                   $ 16,396    $ 11,115     $ 29,771   $  9,516    $      -    $ 66,798
Cost of
 Revenues                      4,596       1,580       19,091      4,714           -      29,981
                            --------    --------     --------   --------    --------    --------
Gross Profit                  11,800       9,535       10,680      4,802           -      36,817

Selling, General &
Administrative Expenses:
  General                      4,717       2,082        5,079      3,430       7,036      22,344
  Slot Rent Expense            4,212           -            -          -           -       4,212
  Depreciation/Amortization    6,589       1,098          589         86       2,089      10,451
  Bad Debts                        -          12           23         14        (597)       (548)
  Severance costs                 16           -          291          -         268         575
                            --------    --------     --------   --------    --------    --------
Total SG&A Expenses           15,534       3,192        5,982      3,530       8,796      37,034
                            --------    --------     --------   --------    --------    --------
Operating Income (Loss)     $ (3,734)   $  6,343     $  4,698   $  1,272    $ (8,796)   $   (217)
                            ========    ========     ========   ========    ========    ========

EBITDAR:
--------
Operating loss                          $   (217)
Add: Depreciation/Amortization            10,451
     Slot Rent Expense                     4,212
                                        --------
EBITDAR                                 $ 14,446
                                        ========



                        Three Months ended September 30, 2003

                              Slots      Tables     Products     Systems    Corporate     Total
                             -------     -------    --------     -------    ---------    -------
Revenues:                   $  4,734    $  3,467    $  8,623    $  3,782    $      -    $ 20,606
Cost of Revenues               1,150         427       5,808       1,746           -       9,131
                            --------    --------    --------    --------    --------    --------
Gross Profit                   3,584       3,040       2,815       2,036           -      11,475

Selling, General &
Administrative Expenses:
  General                      1,782         653       1,735       1,296       1,726       7,192
  Slot Rent Expense            1,439           -           -           -           -       1,439
  Depreciation/Amortization    2,383         405         195          34         702       3,719
  Bad Debts                        -         (49)       (148)        (67)       (199)       (463)
  Severance costs                  -           -           -           -           -           -
                            --------    --------    --------    --------    --------    --------
Total SG&A Expenses            5,604       1,009       1,782       1,263       2,229      11,887
                            --------    --------    --------    --------    --------    --------
Operating Income (Loss)     $ (2,020)   $  2,031    $  1,033     $   773    $ (2,229)   $   (412)
                            ========    ========    ========    ========    ========    ========

EBITDAR:
--------
Operating Loss                          $   (412)
Add: Depreciation/Amortization             3,719
     Slot Rent Expense                     1,439
                                        --------
EBITDAR                                 $  4,746
                                        ========





                           Mikohn Gaming Corporation
                          Supplemental Financial Data:
                             (Amounts in thousands)

                       Nine Months ended September 30, 2002

                              Slots      Tables     Products     Systems    Corporate     Total
                             -------     -------    --------     -------    ---------    -------
Revenues:                   $ 20,813    $ 12,487    $ 36,882    $  5,293    $      -    $ 75,475
Cost of Revenues               7,028       2,309      28,335       2,126           -      39,798
                            --------    --------    --------    --------    --------    --------
Gross Profit                  13,785      10,178       8,547       3,167           -      35,677

Selling, General
& Administrative Expenses:
  General                      5,010       1,794       7,729       2,473       7,002      24,008
  Slot Rent Expense            4,114           -           -           -           -       4,114
  Depreciation/Amortization    5,166       1,074         671          82       2,639       9,632
  Bad Debts                    1,500           -       2,557           -           -       4,057
  Stock Opt/other                 86           -           -           -         149         235
  Severance costs                  -           -           -           -       4,774       4,774
  Impairment                   1,740       1,314         393       1,545       1,269       6,261
  Restructuring                   25           -       5,450          12         131       5,618
                            --------    --------    --------    --------    --------    --------
Total SG&A Expenses           17,641       4,182      16,800       4,112      15,964      58,699
                            --------    --------    --------    --------    --------    --------
Operating Income (Loss)      $(3,856)   $  5,996    $ (8,253)   $   (945)   $(15,964)   $(23,022)
                            ========    ========    ========    ========    ========    ========

EBITDAR:
--------
Operating Loss                          $(23,022)
Add: Depreciation/Amortization             9,632
     Slot Rent Expense                     4,114
                                        --------
EBITDAR                                 $ (9,276)(a)
                                        ========

(a) Excluding $16,653 of restructuring, impairment and severance costs and $8,172 of bad debt and obsolete inventory provisions, EBITDAR totaled $15,549.



                       Three Months ended September 30, 2002

                              Slots      Tables     Products     Systems    Corporate     Total
                             -------     -------    --------     -------    ---------    -------
Revenues:                   $  7,161    $  4,004    $ 16,754    $  1,715    $      -    $ 29,634
Cost of Revenues               3,049         910      14,951         415           -      19,325
                            --------    --------    --------    --------    --------    --------
Gross Profit                   4,112       3,094       1,803       1,300           -      10,309

Selling, General
 & Administrative Expenses:
  General                      2,053         483       2,323         762       2,710       8,331
  Slot Rent Expense            1,385           -           -           -           -       1,385
  Depreciation/Amortization    1,799         426         142          24         999       3,390
  Bad Debts                    1,500           -       2,557           -           -       4,057
  Stock Opt/other                 86           -           -           -         149         235
  Severance costs                  -           -           -           -       4,774       4,774
  Impairment                   1,740       1,314         393       1,545       1,269       6,261
  Restructuring                   25           -       5,450          12         131       5,618
                            --------    --------    --------    --------    --------    --------
 Total SG&A Expenses           8,588       2,223      10,865       2,343      10,032      34,051
                            --------    --------    --------    --------    --------    --------
 Operating Income (Loss)    $ (4,476)   $    871    $ (9,062)   $ (1,043)   $(10,032)   $(23,742)
                            ========    ========    ========    ========    ========    ========

EBITDAR:
--------
Operating Loss                          $(23,742)
Add: Depreciation/Amortization             3,390
     Slot Rent Expense                     1,385
                                        --------
EBITDAR                                 $(18,967)(b)
                                        ========

(b) Excluding $16,653 of restructuring, impairment and severance costs and $7,637 of bad debt and obsolete inventory provisions, EBITDAR totaled $5,323.